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                                                                   Exhibit 10.20

                        BEST FINANCE INVESTMENTS LIMITED
                                c/o Billy Cheung
                              4/F Hendley Building
                                 5 Queen's Road
                                Central Hong Kong

                                December 14, 2001

vFinance, Inc.
3010 North Military Trail
Suite 300
Boca Raton, Florida 33431
Attention: Leonard J. Sokolow, CEO and President

         Re: Note Purchase Agreement between Best Finance Investments Limited and vFinance, Inc.

Gentlemen:

         Reference is made to that certain Note Purchase Agreement (the "Agreement") dated as of November 28, 2001 by and between vFinance, Inc. and Best Finance Investments Limited as amended by a letter agreement dated November 30, 2001 (the "Letter Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such capitalized terms in the Agreement. Pursuant to the Letter Agreement, Best Finance Investments Limited loaned to vFinance, Inc. the amount of $520,000 (the "First Tranche"). This Agreement amends the Letter Agreement as to the remaining $980,000.

         Best Finance Investments Limited is prepared to provide or caused to be provided vFinance, Inc. not less than $455,000 (the "Second Tranche") currently comprised of cash of $430,000 (we will immediately instruct our attorney to wire such funds held by his firm per your instructions) and an additional $25,000 which is being sent by check ("Check Portion") under the terms of the Agreement, except as modified herein.

         1. Upon the receipt of vFinance, Inc. of the Second Tranche, vFinance, Inc. will issue to Best Finance Investments Limited a promissory note containing substantially the same terms as the Note attached as Exhibit D to the Agreement, except that the principal amount of the Note will be in the amount of the Second Tranche.

         2. Best Finance Investments Limited will provide vFinance, Inc. with an additional amount equal to the difference between $980,000 and the amount of the Second Tranche, representing the balance of the Loan (the "Third Tranche"), by no later than the later to occur (the "Due Date") of (a) 5:00 p.m. (Ft. Lauderdale, Florida Time) on January 15, 2002 or (b) the business day after vFinance, Inc. notifies Best Finance Investments Limited that the conditions in
Section 7(i) and 7(j) of the Agreement have been satisfied. Notwithstanding anything herein or in the Agreement to the contrary, if Best Finance Investments Limited does not provide the Third Tranche by the Due Date, it shall have no obligation to provide such amount in which case the provisions of paragraph 3 below shall apply. Upon receipt of the Third Tranche by vFinance,


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Inc., vFinance, Inc. will issue another Note in the amount of the Third Tranche to Best Finance Investments Limited in the form of Exhibit D to the Agreement.

         3. Section 1 of the Investor Rights Agreement shall not be effective unless and until Best Finance Investments Limited provides the Third Tranche to vFinance, Inc. by 5:00 p.m. Florida time on the Due Date. The Option attached as Exhibit A to the Agreement will not be issued by vFinance, Inc. unless and until Best Finance Investments Limited provides the Third Tranche to vFinance, Inc. by 5:00 p.m. (Ft. Lauderdale, Florida time) on the Due Date.

         4. Best Finance Investments Limited hereby waives the condition in
Section 7(i) of the Agreement in connection with the Second Tranche. However, such condition must be satisfied prior to or at the time that Best Finance Investments Limited provides the Third Tranche to vFinance, Inc.

         5. Best Finance Investments Limited hereby waives the condition in
Section 7(j) of the Agreement in connection with the Second Tranche to vFinance, Inc. by Best Finance Investments Limited. However, such condition must be satisfied prior to or at the time that Best Finance Investments Limited provides the Third Tranche to vFinance, Inc.

         6. The legal opinion of Edwards & Angell, LLP respecting the First Tranche, the Second Tranche and the Third Tranche to be made to vFinance, Inc. in accordance with the terms of this letter and the Agreement will be substantially in the form attached as Exhibit E to the Agreement. Best Finance Investments Limited agrees that such opinion will be delivered to Best Finance Investments Limited by no later than 5:00 p.m. (Ft. Lauderdale, Florida time) on the Due Date.

         7. Section 8(n) of the Agreement is hereby amended to the effect that Loeb & Loe b LLP shall be entitled to retain $25,000 out of the Check Portion of the Second Tranche and $25,000 from the Third Tranche.

         8. All other provisions of the Agreement and the Letter Agreement are incorporated herein by reference.

                                       Sincerely,

                                       Best Finance Investments Limited

                                       By: /s/ Wong Sin Just
                                           -------------------------------------
                                       Name: Wong Sin Just
                                       Title: Director

Agreed and Accepted:
vFinance, Inc.

By: /s/ Leonard J. Sokolow
    -----------------------------
Name: Leonard J. Sokolow
Title: CEO and President




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